SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2016

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200, Plano, TX		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 987-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2016, Dr. Keh-Shew Lu, President and Chief Executive Officer of Diodes Incorporated, (the “Company”), as well as Richard D. White, Chief Financial Officer, Mark King, Senior Vice President of Sales and Marketing, and Laura Mehrl, Director of Investor Relations, participated in a conference call to discuss the Company’s fourth quarter and full year 2015 financial results. A recording of the conference call has been posted on the Company’s website at www.diodes.com, and copy of a transcript of the conference call is furnished as Exhibit 99.1 to this report.

In the earnings conference call, the Company utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that enables investors to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Management uses these non-GAAP measures for the same purpose. The Company believes that investors should have access to the same set of tools that management uses in analyzing results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may differ from similar measures used by other companies. For a description, and reconciliation with GAAP, of these non-GAAP measures see the Company’s press release dated February 16, 2016 announcing the Company’s fourth quarter and full year 2015 financial results, a copy of which was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2016.

Item 7.01	Regulation FD Disclosure.

The transcript of the earnings conference call furnished as Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the safe harbor provided by the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

Item 8.01	Other Events.

From time to time, the Company may give corporate presentations to its customers, suppliers and other related interested parties. A copy of the Company’s updated corporate presentation slides is attached herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Transcript of earnings conference call held on February 16, 2016.

99.2	Corporate presentation slides

The information in this Form 8-K and the exhibits furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIODES INCORPORATED

Dated: February 22, 2016	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of earnings conference call held on February 16, 2016

99.2	Corporate presentation slides